UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2012

O’CHARLEY’S INC.

(Exact name of registrant as specified in its charter)

Tennessee	0-18629	62-1192475
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

3038 Sidco Drive

Nashville, Tennessee 37204

(Address of principal executive offices, including zip code)

(615) 256-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01	Other Events.

On March 7, 2012, O’Charley’s Inc., a Tennessee corporation (the “Company”), issued a press release announcing the end of the “go-shop” period under the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated February 5, 2012, by and among Fidelity National Financial, Inc., a Delaware corporation (“Parent”), Fred Merger Sub Inc., a Tennessee corporation and an indirect, wholly-owned subsidiary of Parent (“Merger Sub”), and the Company. A copy of the press release is furnished herewith as Exhibit 99.1.

Notice to Investors

The foregoing is neither an offer to purchase nor a solicitation of an offer to sell any securities. On February 27, 2012, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, was filed by Parent, Merger Sub and one of their affiliates with the Securities and Exchange Commission, and the Company also filed on the same date a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. These materials contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials are being sent free of charge to all stockholders of record of the Company. In addition, all of these materials (and all other materials filed by the Company with the Securities and Exchange Commission) are available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Free copies of these materials may also be obtained from the Company’s website at www.ocharleysinc.com by clicking on the “Investor Relations” tab; by directing a request to O’Charley’s Inc., 3038 Sidco Drive, Nashville, Tennessee 37204, Attn: Investor Relations; or by calling R. Jeffrey Williams, the Company’s Chief Financial Officer, at (615) 782-8982.

Statement on Cautionary Factors

This Form 8-K contains forward-looking statements relating to the potential acquisition of O’Charley’s Inc. by Fidelity National Financial, Inc. and its affiliates. The actual results of the transaction could vary materially as a result of a number of factors, including: uncertainties as to how many of the Company’s shareholders will tender their stock in the offer; the possibility that competing offers will be made; the effects of disruptions from the transaction; the risk of shareholder litigation in connection with the transaction and any related significant costs of defense, indemnification and liability; and the possibility that various closing conditions for the transaction may not be satisfied or waived. Other factors that may cause actual results to differ materially include those set forth in the reports that the Company files from time to time with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended December 25, 2011 and quarterly and current reports on Form 10-Q and 8-K, as well as the solicitation/recommendation statement on Schedule 14D-9 filed by the Company, together with any amendments or supplements thereof. These forward-looking statements reflect the Company’s expectations as of the date of this Form 8-K. The Company undertakes no obligation to update the information provided herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued March 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’CHARLEY’S INC.

By:	/s/ R. Jeffrey Williams
R. Jeffrey Williams
Chief Financial Officer and Treasurer

Date: March 7, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued March 7, 2012.